UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                     FORM8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 30, 2006

                            Global Gold Corporation
             (Exact name of registrant as specified in its charter)


             Delaware                              02-69494          13-3025550

(State or other jurisdiction of incorporation)  (Commision             (IRS
                                                File Number)     Identification


    45 East Putnam Avenue, Greenwich, CT                   06830

  (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                               (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b>>

 [ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c>>

 Item 8.01 Other Events.

     In a press release issued November 30, 2006, the Company reported metallurgical test results from its Tukhmanuk and Hankavan properties in Armenia.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2006,

Global Gold Corporation

By: Is/Drury J. Gallagher

Name: Drury J. Gallagher

Title: Chairman, Chief Executive Officer and Treasurer